Summary Prospectus and Statutory Prospectus Supplement dated March 24, 2021
The purpose of this supplement is to provide you with changes to the current Summary Prospectus and Statutory Prospectus for the Fund listed below:
Invesco Dividend Income Fund
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective March 24, 2021, the following changes apply:
The following information replaces in its entirety the information in the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Peter Santoro	Portfolio Manager (lead)	2021

Meggan Walsh	Portfolio Manager	2009

Robert Botard	Portfolio Manager	2011

Caroline Le Feuvre	Portfolio Manager	2020

Chris McMeans	Portfolio Manager	2017

Effective June 30, 2021, Ms. Walsh will no longer serve as a portfolio manager of the Fund.
The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
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Peter Santoro, CFA, Portfolio Manager (lead manager), who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2021. From 2003 to 2021, he was associated with Columbia Threadneedle Investments where he served as a Senior Portfolio Manager.
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Meggan Walsh, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1991.
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Robert Botard, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1993.
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Caroline Le Feuvre, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2014.
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Chris McMeans, Portfolio Manager, who has been responsible for the Fund since 2017 and has been associated with Invesco and/or its affiliates since 2008.
Effective June 30, 2021, Ms. Walsh will no longer serve as a portfolio manager of the Fund.
The portfolio managers are assisted by investment professionals from Invesco’s Dividend Value Team. Members of the team may change from time to time.
A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
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